A Berkshire Hathaway Company 2017 EEI Financial Conference November 2017 Patrick J. Goodman Executive Vice President and Chief Financial Officer

Forward-Looking Statements 2 This presentation contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as "will," "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast" and similar terms. These statements are based upon Berkshire Hathaway Energy Company (“BHE”) and its subsidiaries, PacifiCorp and its subsidiaries, MidAmerican Funding, LLC and its subsidiaries, MidAmerican Energy Company, Nevada Power Company and its subsidiaries or Sierra Pacific Power Company and its subsidiaries (collectively, the “Registrants”), as applicable, current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of each Registrant and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others: – general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including income tax reform, initiatives regarding deregulation and restructuring of the utility industry, and reliability and safety standards, affecting the respective Registrant's operations or related industries; – changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility output, accelerate facility retirements or delay facility construction or acquisition; – the outcome of regulatory rate reviews and other proceedings conducted by regulatory agencies or other governmental and legal bodies and the respective Registrant's ability to recover costs through rates in a timely manner; – changes in economic, industry, competition or weather conditions, as well as demographic trends, new technologies and various conservation, energy efficiency and private generation measures and programs, that could affect customer growth and usage, electricity and natural gas supply or the respective Registrant's ability to obtain long-term contracts with customers and suppliers; – performance, availability and ongoing operation of the respective Registrant's facilities, including facilities not operated by the Registrants, due to the impacts of market conditions, outages and repairs, transmission constraints, weather, including wind, solar and hydroelectric conditions, and operating conditions; – the effects of catastrophic and other unforeseen events, which may be caused by factors beyond the control of each respective Registrant or by a breakdown or failure of the Registrants' operating assets, including storms, floods, fires, earthquakes, explosions, landslides, mining accidents, litigation, wars, terrorism, embargoes, cyber security attacks, data security breaches, disruptions or other malicious acts; – a high degree of variance between actual and forecasted load or generation that could impact a Registrant's hedging strategy and the cost of balancing its generation resources with its retail load obligations; – changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs; – the financial condition and creditworthiness of the respective Registrant's significant customers and suppliers; – changes in business strategy or development plans; – availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for the Registrants' credit facilities; – changes in the respective Registrant's credit ratings; – risks relating to nuclear generation, including unique operational, closure and decommissioning risks;

Forward-Looking Statements 3 – hydroelectric conditions and the cost, feasibility and eventual outcome of hydroelectric relicensing proceedings; – the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts; – the impact of inflation on costs and the ability of the respective Registrants to recover such costs in regulated rates; – fluctuations in foreign currency exchange rates, primarily the British pound and the Canadian dollar; – increases in employee healthcare costs; – the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements; – changes in the residential real estate brokerage and mortgage industries and regulations that could affect brokerage and mortgage transactions; – unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions; – the availability and price of natural gas in applicable geographic regions and demand for natural gas supply; – the impact of new accounting guidance or changes in current accounting estimates and assumptions on the consolidated financial results of the respective Registrants; – the ability to successfully integrate future acquired operations into a Registrant's business; and – other business or investment considerations that may be disclosed from time to time in the Registrants' filings with the United States Securities and Exchange Commission (“SEC”) or in other publicly disseminated written documents. Further details of the potential risks and uncertainties affecting the Registrants are described in the Registrants’ filings with the SEC. Each Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive. This presentation includes certain non-Generally Accepted Accounting Principles (“GAAP”) financial measures as defined by the SEC’s Regulation G. Refer to the BHE Appendix in this presentation for a reconciliation of those non-GAAP financial measures to the most directly comparable GAAP measures.

Berkshire Hathaway Energy 4 Vision To be the best energy company in serving our customers, while delivering sustainable energy solutions Culture Personal responsibility to our customers Strategy Reinvest in our businesses • Continue to invest in our employees and operations, maintenance and capital programs for property, plant and equipment • Position our regulated businesses to meet changing customer expectations and reduce loss of customers (bypass risk) by providing excellent service and competitive rates • Participate in energy policy development, resulting in the transformation of our businesses and assets • Advance grid resilience, cybersecurity and physical security programs Invest in internal growth • Pursue the development of a value-enhancing energy grid and gas pipeline infrastructure • Create customer solutions through innovative rate design and redesign • Grow our portfolio of renewable energy • Develop strong grid systems, including cybersecurity and physical resilience programs Acquire companies • Additive to business model Competitive Advantage Berkshire Hathaway Ownership

Organizational Structure

2016 Berkshire Hathaway Inc. ($ billions)

Revenue	$ 223.6
Net Income	$ 24.1
Equity	$ 283.0

2016 Berkshire Hathaway Energy ($ billions)

Revenue	$ 17.4
Net Income	$ 2.5
Equity	$ 24.3



Berkshire Hathaway Inc.
Aa2/AA/A+
90%
Berkshire Hathaway Energy
A3/A-/BBB+
PacifiCorp
A1/A+/A+(1)
Regulated Electric Utility
AltaLink
A/A(1)
S&P / DBRS
Alberta Canada Regulated Transmission
NV Energy
Baa2/A-/BBB-
Holding Company
Nevada Power Company
A2/A+/A-(1)
Regulated Electric Utility
Sierra Pacific Power Company
A2/A+/A-(1)
Regulated Electric and Gas Utility
BHE U.S. Transmission
Regulated Electric Transmission
MidAmerican Energy
Aa2/A+/A+(1)
Regulated Electric and Gas Utility
BHE Renewables
Contracted Non-utility Power Generation
Northern Powergrid
Baa1/A-/A-
Holding Company
Northern Powergrid (Northeast) Ltd.
A3/A/A-
U.K. Regulated Electric Distribution
Northern Powergrid (Yorkshire) plc
A3/A/A
U.K. Regulated Electric Distribution
HomeServices of America
Real Estate Brokerage, Mortgage and Franchises
Kern River
Regulated Natural Gas Transmission
Northern Natural Gas
A2/A/A
Regulated Natural Gas Transmission

(1) Ratings for PacifiCorp, MidAmerican Energy Company, Nevada Power Company, Sierra Pacific Power Company, and AltaLink L.P. are senior secured ratings

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Significant Scale

Berkshire Hathaway Energy's regulated energy businesses serve customers and end-users across 18 western and Midwestern states in the U.S. and in the U.K. and Canada

DISTRIBUTION	Our integrated utilities serve approximately 4.8 million customers; Northern Powergrid has 3.9 million end-users, making it the third-largest distribution company in Great Britain
TRANSMISSION	We own significant transmission infrastructure in 15 states and the province of Alberta; with our assets at PacifiCorp, NV Energy and AltaLink, we are the largest transmission owner in the Western Interconnection
PIPELINES	BHE Pipeline Group transported approximately 8% of the total natural gas consumed in the United States during 2016
GENERATION	We own 31,856 MW of generation in operation and under construction, with resource diversity and a growing renewable generation mix
RENEWABLES	As of September 30, 2017, we had invested $20 billion in solar, wind, geothermal and biomass generation, and have made commitments to spend an additional $7 billion on wind generation by 2020

Comparable Companies ($ billions)	**Sept. 30, 2017 Market Cap**(1)	**LTM June 30, 2017 Net Income**(1)	**June 30, 2017 Retained Earnings**(1)
NextEra Energy, Inc.	$68.8	$4.1	$16.9
Duke Energy Corp.	$58.7	$2.4	$2.6
Dominion Energy, Inc.	$49.4	$2.2	$6.9
Southern Company	$49.1	$0.6	$8.5
Exelon Corp.	$36.2	$1.8	$11.4

Berkshire Hathaway Energy
As of and for the LTM
September 30, 2017

Retained Earnings: $21.5 billion
Net Income: $2.7 billion

(1) As reported by S&P Capital IQ

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Energy Assets 7 (1) Includes both electric and natural gas customers and end-users worldwide. Additionally, AltaLink serves approximately 85% of Alberta, Canada’s population (2) Net MW owned in operation and under construction as of September 30, 2017 As of and for the last 12 months ended September 30, 2017 Assets $91 billion Revenues $18.2 billion Customers(1) 8.7 million Employees 22,700 Transmission Line 33,500 Miles Natural Gas Pipeline 16,400 Miles Power Capacity 31,856 MW(2) Renewables 36% Natural Gas 33% Coal 29% Nuclear and Other 2%

• Diversified portfolio of regulated assets – Weather, customer, regulatory, generation, economic and catastrophic risk diversification • Berkshire Hathaway ownership – Access to capital from Berkshire Hathaway allows us to take advantage of market opportunities – Berkshire Hathaway is a long-term holder of assets which promotes stability and helps make BHE the buyer of choice in many circumstances – Tax appetite of Berkshire Hathaway has allowed us to receive significant cash tax benefits from our parent of $659 million in 2017 year-to-date and $1.1 billion in 2016 • No dividend requirement – Cash flow is retained in the business and used to help fund growth and strengthen our balance sheet BHE Competitive Advantage 8

$- $1,500 $3,000 $4,500 $6,000 $7,500 2012A 2013A 2014A 2015A 2016A 2017F 2018F 2019F 2020F 2021F $ m il li o n s BHE Cash Flows from Operations BHE Total Capital Expenditures BHE Operating Capital Expenditures Capital Expenditures and Cash Flows 9 • Berkshire Hathaway Energy and its subsidiaries will spend approximately $16.0 billion from 2017 – 2019 for growth and maintenance capital expenditures, which primarily consists of transmission and distribution capital expenditures, new wind generation project expansions, and repowering of existing wind facilities Free Cash Flow 2017 – 2021: $20B 2017 – 2021: $9B

10 Revenue and EBITDA Diversification • Diversified revenue sources reduce regulatory concentrations • For the last 12 months ended September 30, 2017, 88% of EBITDA was from investment-grade regulated subsidiaries. A significant portion of the remaining non-regulated EBITDA is from fully contracted generation assets at BHE Renewables BHE LTM Sept. 30, 2017 Energy Revenue(1): $15 Billion PacifiCorp 31% NV Energy 17% MidAmerican Funding 15% Northern Powergrid 9% BHE Pipeline Group 8% BHE Renewables 8% BHE Transmission 8% HomeServices 4% BHE LTM Sept. 30, 2017 EBITDA(2): $7 Billion Nevada 20% Iowa 17% Utah 15% Oregon 8% Wyoming 6% Illinois 4% California 4% Washington 2% Idaho 2% FERC 7% United Kingdom 6% Alberta 5% Other 4% (1) Excludes HomeServices and equity income, which add further diversification (2) Refer to the Appendix for the calculation of EBITDA; percentages exclude Corporate/other

Financial Information ($ millions) 11 BHE LTM Sept. 30, 2017 Net Income(1) : $2.7 Billion PacifiCorp 27% MidAmerican Funding 22% NV Energy 13% Northern Powergrid 10% BHE Pipeline Group 9% BHE Transmission 7% BHE Renewables 8% HomeServices 4% (1) Percentages exclude Corporate/other LTM Years Ended Nine Months Ended Net Income Attributable to BHE 9/30/2017 12/31/2016 12/31/2015 PacifiCorp 786$ 764$ 697$ MidAmerican Funding 630 532 442 NV Energy 387 359 379 Northern Powergrid 288 342 422 BHE Pipeline Group 257 249 243 BHE Transmiss on 212 214 186 BHE Renewables 231 179 124 HomeServices 129 127 104 BHE and Other (242) (224) (227) Net income att ibutable to BHE 2,678$ 2,542$ 2,370$

• Since being acquired by Berkshire Hathaway in March 2000, BHE has realized significant growth in its assets, equity, net income and cash flows $6.5 $59.2 $60.8 $62.5 $65.0 $0 $15 $30 $45 $60 $75 2001 2014 2015 2016 Sept. 2017 Billions $0.1 $2.1 $2.4 $2.5 $2.7 $0.0 $0.6 $1.2 $1.8 $2.4 $3.0 2001 2014 2015 2016 LTM 9/30/17 Billions $0.8 $5.1 $7.0 $6.1 $6.4 $0.0 $2.0 $4.0 $6.0 $8.0 2001 2014 2015 2016 LTM 9/30/17 Billions $1.7 $20.4 $22.4 $24.3 $27.5 $0 $6 $12 $18 $24 $30 2001 2014 2015 2016 Sept. 2017 Billions Net Income Attributable to BHE BHE Shareholders’ Equity Property, Plant and Equipment (Net) Cash Flows From Operations 12 Berkshire Hathaway Energy Financial Summary

$- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM Sept. 2017 N et I n c ome a n d C a s h Flo w s From O p e ra ti o n s ($ m il li o n s ) T ota l A s s ets & T ota l D e b t ($ bi ll io n s ) Total Assets Total Debt Net Income Cash Flows From Operations Long-Term Perspective Growing the Business 13 (1) Total Debt excludes Junior Subordinated Debentures and BHE trust preferred securities 12/31/01 – 9/30/17 CAGR Total Assets 13% Net Income 20% Cash Flows From Operations 14% • We have grown our assets significantly since 2001 while de-risking the business, reducing total debt(1) / total assets from 58% to 42% and improving our credit ratings

Invest in Renewable Energy

Owned Wind and Solar Generation Capacity (MW) [(1)]

	Regulated			Unregulated	
	PacifiCorp	MidAmerican Energy	NVE	BHE Renewables	Total
1999-2014	1,030	2,832	-	1,473	5,335
2015	-	581	15	486	1,082
2016	-	594	-	495	1,089
2017-2020	860	2,000	-	445	3,305
Total	**1,890**	**6,007**	**15**	**2,899**	**10,811**
Investment (billions)	$5	$11	$0	$9	$25

- PacifiCorp and MidAmerican Energy anticipate repowering existing wind facilities which entails the replacement of significant components of older turbines, which will qualify for production tax credits. Project costs related to the repowering of existing wind facilities will total approximately $2 billion from 2016 through 2020
- PacifiCorp's 2017 Integrated Resource Plan (IRP) includes the implementation of wind repowering, new transmission, and the development of 860 MW of new wind powered facilities at a cost of approximately $3 billion from 2017 – 2020
- MidAmerican Energy is progressing on the construction of up to 2,000 MW of additional wind-powered generating facilities, of which 338 MW are anticipated to be completed by year-end 2017, with the remainder in 2018-2019, at a cost cap of $3.6 billion
- BHE Renewables acquired the 110 MW Alamo 6 and the 50 MW Pearl solar projects in Texas, and is constructing the community solar gardens in Minnesota, comprised of 28 locations with a capacity of 96 MW, and the Walnut Ridge 212 MW wind facility in Illinois. Upon completion, the combined projects are anticipated to cost approximately $1.1 billion

[(1)] *Includes owned operating, under construction and in-development facilities*

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Asset & Generation Diversity 15 (1) Net MW owned in operation and under construction December 31, 2006 BHE Power Capacity – 16,386 MW (1) September 30, 2017 BHE Power Capacity – 31,856 MW (1) Coal 29% Natural Gas 33% Nuclear and other 2% Wind 26% Solar 5% Hydro 4% Geothermal 1% Total Renewables 36% BHE Asset Profile 82% 8% 10% Renewables and Other Natural Gas Generation Coal Generation Net Property, Plant and Equipment as of December 31, 2016 Berkshire Hathaway Energy is growing its renewable energy portfolio and continues to de-risk its balance sheet as it relates to carbon-based generation assets. We are leading the way to a sustainable energy future for our customers Total Renewables 16% Coal 58% Natural Gas 23% Nuclear and other 3% Wind 5% Hydro 8% Geothermal 3%

Low Cost Competitive Rates 16 Highest Average Rates ($/kWh) by State(1): Hawaii – $0.2481; Massachusetts – $0.1744; Connecticut – $0.1725; New Hampshire – $0.1721; New York – $0.1705 U.S. National Average(1): $0.1074 Company Weighted Average Retail Rate ($/kWh) Customer Service Ranking Pacific Region(1) $0.1441 Pacific Power $0.0952 Mountain Region(1) $0.0952 Rocky Mountain Power $0.0817 Nevada Power $0.0927 Sierra Pacific Power $0.0735 West North Central Region(1) $0.0942 MidAmerican Energy $0.0712 BHE Pipelines Mastio #1 for the 12th consecutive year BHE TQS #1 Score: 95.6% (Top 3 for the 14th consecutive year) (1) Source: Edison Electric Institute (Summer 2017) Relative to Pacific Region: Pacific Power 34% lower Relative to Mountain Region: Rocky Mountain Power 14% lower Nevada Power 3% lower Sierra Pacific Power 23% lower Relative to West North Central Region: MidAmerican Energy 24% lower

Strong Credit Profile

Credit ratios continue to be strong and supportive of credit ratings

		Undadjusted Credit Metrics										
		FFO Interest Coverage				FFO / Debt				Debt / Total Capitalization		
	Credit Ratings[1]	Average	LTM 9/30/17	2016	2015	Average	LTM 9/30/17	2016	2015	LTM 9/30/17	2016	2015
Berkshire Hathaway Energy[2]	A3 / A- / BBB+	**4.4x**	4.5x	4.3x	4.5x	**16.6%**	16.3%	16.0%	17.6%	58%	59%	59%
Regulated U.S. Utilities												
PacifiCorp[2] [3]	A1 / A+ / A+	**5.5x**	5.4x	5.7x	5.4x	**23.7%**	24.0%	24.1%	23.2%	48%	50%	49%
MidAmerican Energy[2] [3]	Aa2 / A+ / A+	**7.6x**	7.8x	7.8x	7.2x	**28.7%**	29.2%	30.4%	26.6%	46%	46%	48%
Nevada Power[2] [3]	A2 / A+ / A-	**5.1x**	4.6x	4.6x	6.1x	**24.0%**	21.0%	21.6%	29.5%	52%	51%	51%
Sierra Pacific Power[2] [3]	A2 / A+ / A-	**5.7x**	5.5x	5.4x	6.1x	**21.4%**	17.6%	20.7%	25.7%	49%	51%	53%
Regulated Pipelines and Electric Distribution												
Northern Natural Gas	A2 / A / A	**9.6x**	8.7x	9.5x	10.4x	**42.8%**	37.9%	41.8%	48.7%	34%	36%	36%
AltaLink, L.P.[3]	– / A / – / A	**2.9x**	3.0x	3.2x	2.6x	**11.0%**	11.5%	11.8%	9.6%	62%	62%	62%
Northern Powergrid Holdings	Baa1 / A- / A-	**5.1x**	4.9x	5.1x	5.1x	**20.8%**	19.7%	21.7%	21.2%	43%	43%	44%
Northern Powergrid (Northeast)	A3 / A / A-											
Northern Powergrid (Yorkshire)	A3 / A / A											

(1) Moody's / S&P / Fitch / DBRS. Ratings are issuer or senior unsecured ratings unless otherwise noted
(2) Refer to the Appendix for the calculations of key ratios
(3) Ratings are senior secured ratings

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2017 – 2019 Projected Capital Expenditures 18 4,867 5,359 5,776 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2017 2018 2019 $ M ill io n s Environmental (Operating) Wind Generation (Growth) Solar Generation (Growth) Electric Transmission (Growth) Other Growth Electric and Gas Distribution and Other Operating 4,867 5,359 5,776 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2017 2018 2019 $ M ill io n s PacifiCorp MidAmerican Funding NV Energy Northern Powergrid BHE Pipeline Group BHE Renewables BHE Transmission HomeServices and Other Capital Expenditures by Type ($ millions) 2017-2019 Electric and Gas Distribution and Other Operating $ 7,307 Wind Generation (Growth) 5,658 Other Growth 1,844 Electric Transmission (Growth) 802 Environmental (Operating) 238 Solar Generation (Growth) 153 Total $ 16,002 Capital Expenditures by Business ($ millions) 2017-2019 PacifiCorp $ 4,227 MidAmerican Energy 5,780 NV Energy 1,455 Northern Powergrid 1,837 BHE Pipeline Group 968 BHE Renewables 778 BHE Transmission 808 HomeServices and Other 149 Total $ 16,002

(1) Net MW owned in operation as of September 30, 2017 (2) All or some of the renewable energy attributes associated with generation from these generating facilities may be: (a) used in future years to comply with renewable portfolio standards or other regulatory requirements or (b) sold to third parties in the form of renewable energy credits or other environmental commodities • Headquartered in Portland, Oregon • 5,400 employees • 1.9 million electric customers in six western states • 10,894 MW of owned capacity(1) • Owned capacity by fuel type: 9/30/17 3/31/06 – Coal 54% 72% – Natural gas 25% 13% – Hydro(2) 11% 14% – Wind, geothermal and other(2) 10% 1% PacifiCorp 19

PacifiCorp – Business Update 20 • Actual retail load for the nine-months ended September 30, 2017, was 41,774 gigawatt-hours, a 2.4% increase versus the same time period for 2016 due to favorable weather, increased commercial and industrial customer usage, and an increase in average number of residential and commercial customers primarily in Utah, partially offset by lower residential customer usage • Energy Vision 2020 − PacifiCorp’s Energy Vision 2020 program seeks to repower nearly 1,000 MW of existing company-owned wind facilities, acquire up to 1,270 MW of new wind projects and build a new 140-mile Gateway West transmission segment. On September 27, 2017, PacifiCorp issued a request for proposal seeking up to 1,270 MW of new wind. Regulatory review is currently underway in Idaho, Utah and Wyoming, with regulatory review after the projects go into service expected in California, Oregon and Washington • Strong cost containment has minimized need for customer rate increases while continuing to improve safety, reliability and customer service − PacifiCorp has stay-out pledges in Utah, Oregon and Wyoming, with no rate cases until 2021 • Multi-year rate plans are in effect in several states and energy cost adjustment mechanisms exist in all six states PacifiCorp has operations − Washington regulators authorized a two-step rate increase, with $5.7 million (1.7%) effective October 2016 and $8.0 million (2.3%) effective September 2017; it also approved a revenue decoupling mechanism and accelerated depreciation schedule for Jim Bridger and Colstrip plants

Utah Private Generation (PG) Update 21 • In November 2016, PacifiCorp filed applications in Utah to address cost shifting due to private generation • A settlement was reached with parties and was approved by the UPSC September 29, 2017, ending the existing private generation program on November 15, 2017, and transitioning to a new program with a separate compensation rate for exported power • Existing private generation customers (pre-November 15) will be grandfathered and continue to receive the full retail rate (about 10.60 ¢/kWh for residential customers) on that program until January 1, 2036 • A transition program for new customers will commence at the conclusion of the private generation program, for a limited number of customers, with a fixed export rate until January 1, 2033 − New residential PG customers who install private generation by year-end 2019 will receive a credit of 9.2 ¢/kWh through 2032. Total new residential customers eligible for the credit rate will be capped at 170 MW − New PG rates for commercial customers will be 92.5% of average commercial energy rates through 2032. Commercial customer participation is capped at 70 MW − The program values imports (rates paid to the utility) and exports (rates paid by the utility for excess power sent to the grid) on a 15-minute basis • A new program for PG customers who install private generation after 2019 is expected to be designed to determine the export credit for new customers

PacifiCorp – Business Update

- Utah Sustainable Transportation and Energy Plan ("STEP")
  - PacifiCorp's application to implement the legislatively mandated STEP was approved by Utah regulators in three phases
  - The orders approved a five-year pilot program (2017 – 2022) with a budget of $10 million each year, including:
    - Electric vehicle charging infrastructure programs
    - Commercial line incentives for business
    - Curtailment of Gadsby Plant emissions during periods of air quality alerts
    - Investigate and implement new technologies
    - Clean Coal research programs
    - Cost recovery of Utah Solar Incentive Program pre-2017 expenditures
  - Demand Side Management costs are now deferred in a regulatory asset and amortized over 10 years
  - The plan also includes a risk mitigation fund to minimize the rate impact to customers in the event coal fueled generation plants are closed prematurely due to compliance requirements
  - Mandates full recovery of Utah's share of fuel, purchased power and other supply costs through EBA that is not fully in the base rates
- Oregon Clean Electricity and Coal Transition Plan signed into law by Gov. Brown in March 2016
  - Doubled renewable energy portfolio standard to 50%
    - 20% by 2020, 27% by 2025, 35% by 2030, 40% by 2035, 50% by 2040
    - Incorporates renewable energy credit banking provisions
  - Removes coal costs from Oregon rates by January 1, 2030
  - Provisions to protect customers and utilities
  - Allows Production Tax Credits to be annually adjusted as part of Net Power Cost adjustment

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MidAmerican Energy


MINNESOTA
SOUTH DAKOTA
WISCONSIN
NEBRASKA
IOWA
ILLINOIS
KANSAS
MISSOURI
MidAmerican Energy Service Territory
Wind Projects
Major Generating Facilities
Wind XI sites TBD

- Headquartered in Des Moines, Iowa
- 3,300 employees
- 1.5 million electric and natural gas customers in four Midwestern states
- 10,606 MW(1) of owned capacity
- Owned capacity by fuel type:

	9/30/17(1)	12/31/00
– Coal	26%	70%
– Natural gas	13%	19%
– Wind(2)	57%	0%
– Nuclear and other	4%	11%

(1) Net MW owned in operation and under construction as of September 30, 2017
(2) All or some of the renewable energy attributes associated with generation from these generating facilities may be: (a) used in future years to comply with renewable portfolio standards or other regulatory requirements or (b) sold to third parties in the form of renewable energy credits or other environmental commodities

23

MidAmerican Energy – Business Update 24 • Customer growth, warmer-than-normal summer weather and improved industrial sales helped offset mild winter weather, resulting in an increase in actual retail electric sales to 18,355 gigawatt-hours for the nine- months ended September 30, 2017, a 1.5% increase over the same period for 2016 • Wind X Project – Completed construction in November 2016 of the 551 MW wind-powered generation project in Iowa within the $888 million cost cap established by the Iowa Utilities Board (IUB) • Wind XI Project – The IUB approved rate-making principles related to the construction of up to 2,000 MW of additional wind-powered generating facilities with a cost cap of $3.6 billion. MidAmerican Energy anticipates 338 MW to be placed in service in the fourth quarter of 2017, with the remaining facilities in service in 2018 and 2019 • Constructing transmission lines in Iowa and Illinois that are placed in-service from 2016-2018, with an estimated cost of $555 million, of which $492 million has been spent through September 30, 2017; projects have been designated as Multi-Value Projects by the MISO • The IUB approved tariff modifications associated with the repowering of up to 706 General Electric wind turbines totaling 1,059 MW from the earliest vintage projects developed by MidAmerican Energy. The repowering effort upgrades various components of the turbines, improving capacity factors, and re-establishes production tax credits for another ten-year period at 100% of the allowed rate. MidAmerican Energy anticipates the completion of repowering of 273 turbines by the end of 2017 and the remainder in 2018 and 2019 • MidAmerican Energy continues to rank high in customer satisfaction as evidenced by being ranked No. 1 in overall customer satisfaction in the Midwest Large Segment in two J.D. Power studies (Residential Electric and Residential Natural Gas); being named both a Most Trusted Brand and an Environmental Champion in the Cogent Reports 2017 Utility Trusted Brand & Customer Engagement Study: Residential; and by being named a Most Trusted Business Partner in the Cogent Reports 2017 Utility Trusted Brand & Customer Engagement Study: Commercial

NV Energy Overview 25 • Headquartered in Las Vegas, Nevada, with territory throughout Nevada • 2,400 employees • 1.27 million electric and 164,000 gas customers • Service to 90% of Nevada population, along with tourist population in excess of 45 million • 6,011 MW of owned power generation (91% natural gas, 9% coal/renewable/other) • Provides electric services to Las Vegas and surrounding areas • 922,000 electric customers • 4,639 MW of owned power generation capacity(1) • Provides electric and gas services to Reno and northern Nevada • 343,000 electric customers and 164,000 gas customers • 1,372 MW of owned power generation capacity(1) Nevada Power Company Sierra Pacific Power Company (1) Net MW owned in operation and under construction as of September 30, 2017

NV Energy – Business Update 26 • April 2017: NV Energy purchased Southern Nevada Water Authority’s 25% ownership in Silverhawk Generating Station, a 520 MW gas plant. NV Energy now owns 100% of the facility • The Nevada Legislature passed Assembly Bill 405 in June 2017 and the Public Utilities Commission of Nevada (PUCN) approved the order in September 2017, which revised private generation in Nevada to include: − Grandfathered Private Generation Customers – Generation is netted against monthly usage and excess generation is captured in a kWh credit mechanism and carried over month to month − New Private Generation Customers – Generation is netted monthly of received and delivered energy. Excess energy is credited at the following rates (excluding public program costs) and any unused balance is carried over month to month: o 1st 80 MW – 95% of retail rate (10.5 ¢/kWh and 8.1 ¢/kWh for residential customers at Nevada Power and Sierra Pacific, based on 7/1/2017 effective rates) o 2nd 80 MW – 88% of retail rate o 3rd 80 MW – 81% of retail rate o Excess of previous 240 MW – 75% of retail rate − Rates will be effective December 1, 2017 • June 2017: Nevada Power Company rate review filing with a goal of not increasing customer rates. Hearings are in progress and scheduled to be completed by mid-December 2017; settlement negotiations underway • September 2017: Stipulation favorably resolving Nevada Power Company electric and Sierra Pacific Power Company electric and natural gas deferred energy accounting adjustment proceedings approved by Public Utilities Commission of Nevada for all components of stipulation

Nevada Energy Choice Update



NPC GRC Filing
PUCN Docket 17-10001 Report due to GCEC
SPPC GRC Filing
NPC GRC Filing
SPPC GRC Filing
NPC GRC Filing
2016
2017
2018
2019
2020
2021
2022
2023
Voter Approval
Committee on Energy Choice
Legislative Session
Energy Choice Report to Governor
Legislative Session
Nevada Vote (Energy Choice & Governor election)
Legislative Session
Legislative Session
Legislature's Deadline To Adopt Energy Choice Legislation

Recent Events:

- September 2017: Governor's Committee on Energy Choice (GCEC) passed motion to petition PUCN to open investigatory docket developing timeline, identifying programs and statues requiring revision, and analyzing wholesale and retail market structures for Energy Choice Initiative (ECI) implementation
- October 2017: PUCN opens Docket No. 17-10001, an investigation into issues (including all costs and benefits) related to ECI and possible restructuring of Nevada's energy market; final report to GCEC by April 2018
- NV Energy will participate in the PUCN workshops and hearings starting in January 2018 and has a seat on GCEC

Considerations	
Debt Maturities	• Legislature could enact Energy Choice anytime during the 2018 – 2023 period • Recent deleveraging strengthened both utilities' equity ratios and financing flexibility • Bondable property exceeds outstanding debt, and is expected (excluding generation) to be sufficient to support transmission and distribution leverage, minimizing risk that debt is called because of insufficient property basis • 2018-2019 debt maturities may be refinanced with shorter tenures to maximize recapitalization options and 'call' flexibility and minimize potential make whole premiums, if necessary
Adequate Liquidity	• $650 million revolver capacity available • $125 million of issuance capacity under tax exempts • Effective SEC shelf registrations at NPC, $1.8 billion • Strong cash generation

27

Leeds Edinburgh Middlesbrough Newcastle Upon Tyne Sheffield York Northeast Yorkshire • 3.9 million end-users in northern England • Approximately 61,000 miles of distribution lines • Approximately 63% of 2017 distribution revenue from residential and commercial customers through September 30, 2017 • Distribution revenue (£ millions): • Strong first quarter of the ED1 period (eight-year price control started April 2015) with total expenditure for the period to date at 95.1% of allowances. The company is well positioned in respect of the long- term commitments made to customers • Smart meter rental business has been a success from its initial launch in April 2014 with the company securing 10 contracts from large suppliers to deploy 3.5 million meters before the end of 2019, resulting in total capital deployed to over £500 million. In 2017 closed a £200 million secured, non-recourse, financing facility for the business Nine Months Ended 9/30/17 9/30/16 Residential 228 243 Commercial 70 81 Industrial 171 154 Other 5 5 Total 474 482 Northern Powergrid 28

Northern Natural Gas 29 • 14,700 miles of natural gas pipeline • 5.8 Bcf per day of market area design capacity; 1.7 Bcf per day field area capacity • More than 79 Bcf firm service and operational storage cycle capacity • 90% of transportation and storage revenue through September 30, 2017, is based on demand charges − Market area transportation contracts have a weighted average contract term of 5 years − Storage contracts have a weighted average contract term of 7 years • Increased the integrity and reliability of the pipeline • Ranked No. 1 among 16 mega-pipelines and No. 1 among 36 interstate pipelines in 2017 Mastio & Company customer satisfaction survey MINNESOTA WISCONSIN IOWA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA TEXAS

• 1,700-mile interstate natural gas transmission pipeline system • Design capacity of 2.2 million Dth per day of natural gas • 93% of revenue through September 30, 2017, is based on demand charges − Contracted capacity has a weighted average contract term of 11 years • Kern River delivered nearly 26%(1) of California’s natural gas demand in 2016 • Ranked No. 2 among 36 interstate pipelines in 2017 Mastio & Company customer satisfaction survey Kern River 30 CALIFORNIA NEVADA ARIZONA UTAH WYOMING (1) 2017 California Gas Report

AltaLink, L.P.



ALBERTA, CANADA
Edmonton
Calgary
AltaLink Service Territory

- AltaLink is an owner and operator of regulated electricity transmission facilities in the Province of Alberta
  - Supplies electricity to approximately 85% of Alberta's population
- AltaLink owns approximately 8,150 miles of transmission lines and 309 substations within the Province of Alberta
  - No volume or commodity exposure
  - Supportive regulatory environment
  - Revenue from AA- rated Alberta Electric System Operator (AESO)
- Mid-year 2017 forecast rate base of C$7.4 billion and CWIP of C$148 million

31

AltaLink Regulatory Update 32 2015-2016 General Tariff Application (GTA) − Tariff relief of C$600 million (2015-2018) approved 2014+ Direct Assign Capital Deferral Account (DACDA) − The 2014+ DACDA application, which was filed on April 5, 2017, seeks approval for C$2.0 billion of capital projects, C$0.9 billion of which relates to 2014 and C$1.1 billion to 2015 − AltaLink is also seeking to recover approximately C$48 million of cancelled project expenses 2018-2020 Generic Cost of Capital Decision (GCOC) − ROE for 2017 is set at 8.50% (8.30% for 2016) − Equity thickness of 37% for 2017 and 2016 − First evidence for the 2018-2020 GCOC process was filed October 31, 2017, with a hearing scheduled for Q1 2018 2017-2018 GTA − Traditionally AUC did not allow GTA negotiated settlement − Successfully reached a negotiated settlement in principle on January 27, 2017 − Filing of the negotiated settlement took place on February 8, 2017, which included C$58 million of additional savings for customers and C$130.3 million related to a depreciation surplus refund − Final Decision was received on August 30, 2017, with the regulator approving additional customer tariff relief of C$50 million, which includes a depreciation surplus refund of C$31.4 million

BHE Renewables



BHE Solar
Geothermal
Natural Gas
BHE Wind
BHE Hydro
CalEnergy Philippines

	Location	Installed	PPA Expiration	Power Purchaser	Net or Contract Capacity (MW)	Net Owned Capacity (MW)
SOLAR						
Solar Star I & II	CA	2013-2015	2035	SCE	586	586
Topaz	CA	2013-2014	2040	PG&E	550	550
Agua Caliente	AZ	2012-2013	2039	PG&E	290	142
Alamo 6	TX	2017	2042	CPS	110	110
Community Solar Gardens	MN	2016-2017	(2)	(2)	96	96
Pearl	TX	2017	2042	CPS	50	50
					1,682	1,534
WIND						
Grande Prairie	NE	2016	2037	OPPD	400	400
Pinyon Pines I & II	CA	2012	2035	SCE	300	300
Jumbo Road	TX	2015	2033	AE	300	300
Walnut Ridge	IL	2018	2028	USGSA	212	212
Bishop Hill II	IL	2012	2032	Ameren	81	81
Marshall Wind	KS	2016	2036	(3)	72	72
					1,365	1,365
GEOTHERMAL						
Imperial Valley	CA	1982-2000	(4)	(4)	338	338
HYDROELECTRIC						
Casecnan	Phil.	2001	2021	NIA	150	128
Wailuku	HI	1993	2023	HELCO	10	10
					160	138
NATURAL GAS						
Cordova	IL	2001	2019	EGC	512	512
Power Resources	TX	1988	2018	EDF	212	212
Saranac	NY	1994	2019	TEMUS	245	196
Yuma	AZ	1994	2024	SDG&E	50	50
					1,019	970
		Total Owned and Under Construction			4,564	4,345

Portfolio Composition (1)



Natural Gas 22%
Solar 35%
Hydro 3%
Geothermal 8%
Wind 32%

Contract Maturities (1)



2017-2019 22%
2020-2029 11%
2030+ 67%

(1) *Based on net owned capacity of 4,345 MW in operation and under construction as of September 30, 2017*
(2) *Forecast approximately 100 off-takers for the purchase of all the energy produced by the solar portfolio for a period up to 25 years*
(3) *Separate PPAs exist with Missouri Joint Municipal Electric Commission (20 MW), Kansas Power Pool (25 MW), City of Independence, Missouri (20 MW) and Kansas Municipal Energy Agency (7 MW)*
(4) *The majority of the Imperial Valley Projects' Contract Capacity is currently sold to Southern California Edison Company under long-term power purchase agreements expiring through 2026. Certain long-term power purchase agreement renewals have been entered into with other parties that begin upon the existing contracts' expiration and expire in 2039*

33

BHE Renewables Update 34 Solar • Community Solar Gardens – 64 MW community solar gardens project acquired in January 2016, 28 MW achieved commercial operation by October 2017, and is 100% subscribed – 32 MW community solar gardens project acquired in 2015, started commercial operation as of February 1, 2017, and is 100% subscribed • Alamo 6 – 110 MW project acquired in January 2017, with commercial operation achieved in March 2017 • Pearl – 50 MW project acquired in August 2017, with commercial operation achieved in October 2017 Wind • Walnut Ridge – 212 MW project currently under construction, commercial operation expected by the end of 2018 • Tax Equity – BHE has entered into renewable tax equity investments of approximately $1.4 billion of which approximately $1.1 billion has been funded to date, and $0.3 billion has been committed through 2018

Near-Term Financing Plan 35 • Berkshire Hathaway Energy – Approximately $700 million parent senior debt financing in late 2017 or first quarter 2018 • PacifiCorp – Approximately $700 million debt financing in mid-2018 • MidAmerican Energy – Approximately $900 million debt financing in the first half 2018 – Approximately $70 million tax-exempt debt financing in late 2017 and an additional $80 million in late 2018 • Nevada Power Company – Approximately $800 million debt financing in the first half 2018 • Northern Powergrid – Approximately £150 million debt financing in the second half 2018 at Northern Powergrid Yorkshire • Northern Natural Gas – Approximately $500 million debt financing in mid-2018

Appendix 36

• Berkshire Hathaway Energy’s incident rate has declined from 1.91 in 2006 to 0.74 YTD September 30, 2017 – a 61% improvement – We are committed to ensuring a safe working environment across the organization, with many of our businesses having operated at incident rates below 1.0 for many years – The industry top decile incident rate in 2017 is 1.71 – more than 2.3x higher than our 2017 YTD incident rate Improve Safety Culture and Work Environment 37 Berkshire Hathaway Energy Businesses with Incident Rate ≤ 1.0 CalEnergy Philippines 22 years Northern Powergrid 14 years Northern Natural Gas 8 years BHE U.S. Transmission 5 years Kern River 5 years AltaLink 4 years MidAmerican Energy 4 years Pacific Power 3 years

38 Mid-Year Average Rate Base $13.7 $14.0 $14.0 $13.8 $0.0 $4.0 $8.0 $12.0 $16.0 2014A 2015A 2016A 2017F Billions $7.0 $6.8 $6.8 $6.8 $0.0 $2.0 $4.0 $6.0 $8.0 2014A 2015A 2016A 2017F Billions $6.7 $7.5 $8.3 $9.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2014A 2015A 2016A 2017F Billions NV Energy MidAmerican Energy PacifiCorp BHE Pipeline Group $3.0 $3.0 $3.0 $3.0 $0.0 $1.0 $2.0 $3.0 $4.0 2014A 2015A 2016A 2017F Billions

39 Mid-Year Average Rate Base £2.6 £2.7 £2.9 £3.0 £0.0 £1.0 £2.0 £3.0 £4.0 2014A 2015A 2016A 2017F Billions $3.5 $5.3 $7.0 $7.4 $0.0 $2.0 $4.0 $6.0 $8.0 2014A 2015A 2016A 2017F AltaLink, L.P. Northern Powergrid (1) 2015 includes the addition of AltaLink, L.P., which was acquired on December 1, 2014 (2) Northern Powergrid rate base converted into USD at the June 30 USD/GBP FX rate each year including 1.7106 (2014), 1.5712 (2015), 1.3311 (2016), and 1.3000 (2017 estimate) (3) AltaLink, L.P. rate base converted into USD at the June 30 CAD/USD FX rate each year including 1.2494 (2015), 1.2924 (2016) and 1.2500 (2017 estimate) Berkshire Hathaway Energy $34.9 $39.8 $41.2 $42.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 2014A 2015A 2016A 2017F PAC MEC Northern Powergrid BHE Pipeline Group NVE AltaLink, L.P. (1) (2) (3) Billions C$ Billions

Deliver Reliable and Affordable Energy Energy Imbalance Market 40 Benefits November 2014 – September 2017 Balancing Area Authority Total ($ millions) CAISO $74.7 PacifiCorp $107.0 NV Energy $34.2 Arizona Public Service $30.5 Puget Sound Energy $8.6 Total $255.0 • The energy imbalance market is now in its third year with cumulative benefits totaling $255 million through September 2017. PacifiCorp’s customers have benefited by $107 million since November 2014, and NV Energy, which joined a year later, has realized benefits of $34 million

Private Generation (PG) Penetration Rate 41 PG Customers as of September 2017 Total Electric Customers as of September 2017 PG Portion of Total Customers MidAmerican Energy Company Iowa 511 681,869 0.07% Illinois 22 85,197 0.03% South Dakota 0 4,982 0.00% PacifiCorp Utah 25,012 893,458 2.80% Oregon 5,821 581,268 1.00% Wyoming 261 140,597 0.19% Washington 761 130,532 0.58% Idaho 287 77,984 0.37% California 356 45,075 0.79% NV Energy Nevada 25,949 1,265,307 2.05% Total BHE Customers 58,980 3,906,269 1.51% Berkshire Hathaway Energy – Impact of Private Generation

Consolidated Environmental Position 42 • We have significantly reduced our carbon footprint – Since 2000, we have added approximately 10 GW of wind and solar powered assets to our generation capacity portfolio as of September 30, 2017 – Owned coal-fueled capacity has declined as a percentage of BHE’s generation capacity portfolio from 51% in 2000 to 29% as of September 30, 2017 • Coal Combustion Residuals – managing under current regulatory requirements; however, EPA is reconsidering portions of the final rule – PacifiCorp has 6 active surface impoundments and 4 landfills; 3 inactive surface impoundments are undergoing closure – MidAmerican Energy currently operates 4 active surface impoundments and 4 active landfills. In addition, MidAmerican Energy has 6 inactive surface impoundments; 2 have been closed, 3 more will complete closure by December 2017, and 1 is continuing closure activities – NV Energy operates 2 active evaporative surface impoundments and 2 landfills; all other surface impoundments are undergoing closure by removal • Effluent Limitation Guidelines – For BHE’s operating companies, impacted waste streams are limited to bottom ash or fly ash transport water, combustion residual leachate and non-metal cleaning wastes – With minor exceptions, most new requirements are addressed by compliance with the coal combustion residuals rule – EPA issued a final rule September 18, 2017, extending certain compliance dates for flue gas desulfurization wastewater and bottom ash transport water limits from November 2018 to November 2020

• Through fuel switching and retirements, BHE’s utilities expect to eliminate 2,645 MW of coal generation through 2025 Reducing Carbon Footprint 43 Coal MW as of Dec. 31, 2013(1) 10,536 MW Riverside 3 – retired in 2014 (4) MW Reid Gardner 1-3 – retired in 2014 (300) MW Carbon 1 and 2 – retired in 2015 (172) MW Riverside 5 – conversion to natural gas in 2015 (124) MW Walter Scott 1 and 2 – retired in 2015 (124) MW Neal 1 and 2 – retired in 2016 (390) MW Reid Gardner 4 – retired in 2017 (257) MW Naughton 3 – natural gas conversion or retire (280) MW Navajo – interest to be divested in 2019 (255) MW Cholla 4 – natural gas conversion or retire (395) MW Craig 1 – natural gas conversion or retire (83) MW North Valmy – to be retired in 2025 (261) MW Coal MW as of Dec. 31, 2025 7,891 MW (1) Adjusted for re-rating of coal plants between December 31, 2013 and September 30, 2017, including plants still in operation and retired

PacifiCorp Environmental Position 44 • Power capacity (MW) increase primarily attributed to: – 1,654 MW Natural Gas - Lake Side 1 & 2 and Chehalis – 998 MW Wind - 594 MW Eastside and 404 MW Westside – (172) MW Coal - retired Carbon plant • Projected environmental capital spend(1) – $65 million from 2017-2019 Asset Profile 69% 9% 22% Renewables and Other Natural Gas Generation Coal Generation Net Property, Plant and Equipment as of December 31, 2016 Coal 54% Gas 25% Hydro 11% Wind and Other 10% Coal 72% Gas 13% Hydro and Other 15% March 31, 2006 Power Capacity – 8,470 MW (2) September 30, 2017 Power Capacity – 10,894 MW (2) (1) Environmental expenditures forecast includes PacifiCorp’s share of minority-owned Craig, Cholla, Colstrip and Hayden plants. Amounts include debt AFUDC and escalation but exclude non-cash equity AFUDC (2) Net MW owned in operation and under construction

• Effective with the retirement of Neal Units 1 and 2 in April 2016, MidAmerican Energy has 2,718 MW(1) of coal-fueled generation capacity remaining • Projected environmental capital spend(2) – $270 million from 2017-2019 MidAmerican Energy Environmental Position 45 (1) Net owned capacity as of September 30, 2017 (2) Environmental capital expenditures forecast excludes equity AFUDC (3) Net MW owned in operation and under construction Asset Profile 84% 2% 14% Renewables and Other Natural Gas Generation Coal Generation Net Property, Plant and Equipment as of December 31, 2016 December 31, 2000 Power Capacity – 4,086 MW (3) September 30, 2017 Power Capacity – 10,606 MW (3) Coal 26% Natural Gas 13% Nuclear and other 4% Wind 57% Coal 70% Natural Gas 19% Nuclear and Other 11%

NV Energy Environmental Position 46 • NV Energy is reducing use of coal-fueled generation to zero – 2017 retirement of Reid Gardner Unit 4 (257 MW) – 2019 elimination of Navajo interest (255 MW) – 2025 retirement of North Valmy (261 MW) • Forecast(1) environmental expenditures include $4 million in 2017, $11 million in 2018 and $7 million in 2019 Nevada Power Asset Profile 64% 33% 3% Renewables and Other Natural Gas Generation Coal Generation Net Property, Plant and Equipment as of December 31, 2016 Sierra Pacific Power Asset Profile 74% 19% 7% Renewables and Other Natural Gas Generation Coal Generation Net Property, Plant and Equipment as of December 31, 2016 Coal and Other 9% Natural Gas 91% September 30, 2017 Power Capacity – 6,011 MW (2) (1) Environmental capital expenditures forecast excludes equity AFUDC (2) Net MW owned in operation and under construction

Retail Electric Sales – Weather Normalized 47 Year-to-Date September 30 Variance (GWh) 2017 2016 Actual Percent Exact Amount PacifiCorp Residential 11,836 11,910 (74) -0.6% Commercial 13,058 12,502 556 4.4% Industrial and Other 16,041 16,229 (188) -1.2% Total 40,935 40,641 294 0.7% MidAmerican Energy Residential 4,764 4,832 (68) -1.4% Commercial 2,826 2,815 11 0.4% Industrial and Other 10,806 10,212 594 5.8% Total 18,396 17,859 537 3.0% Nevada Power Residential 7,565 7,639 (74) -1.0% Commercial 3,606 3,572 34 1.0% Industrial and Other 4,960 5,901 (941) -15.9% Distribution Only Service 1,334 304 1,030 NM Total 17,465 17,416 49 0.3% Sierra Pacific Power Residential 1,782 1,821 (39) -2.1% Commercial 2,256 2,241 15 0.7% Industrial and Other 2,344 2,244 100 4.5% Distribution Only Service 1,040 1,018 22 2.2% Total 7,422 7,324 98 1.3% Northern Powergrid Residential 9,112 9,292 (180) -1.9% Commercial 3,270 4,056 (786) -19.4% Industrial and Other 13,619 13,250 369 2.8% Total 26,001 26,598 (597) -2.2%

Retail Electric Sales – Actual 48 Year-to-Date September 30 Variance (GWh) 2017 2016 Actual Percent Exact Amount PacifiCorp Residential 12,410 11,909 501 4.2% Commercial 13,303 12,863 440 3.4% Industrial and Other 16,061 16,004 57 0.4% Total 41,774 40,776 998 2.4% MidAmerican Energy Residential 4,753 5,018 (265) -5.3% Commercial 2,796 2,859 (63) -2.2% Industrial and Other 10,806 10,212 594 5.8% Total 18,355 18,089 266 1.5% Nevada Power Residential 7,899 7,802 97 1.2% Commercial 3,669 3,600 69 1.9% Industrial and Other 5,024 5,927 (903) -15.2% Distribution Only Service 1,367 305 1,062 NM Total 17,959 17,634 325 1.8% Sierra Pacific Power Residential 1,904 1,798 106 5.9% Commercial 2,271 2,241 30 1.3% Industrial and Other 2,358 2,247 111 4.9% Distribution Only Service 1,041 1,019 22 2.2% Total 7,574 7,305 269 3.7% Northern Powergrid Residential 9,027 9,207 (180) -2.0% Commercial 3,247 4,036 (789) -19.5% Industrial and Other 13,618 13,250 368 2.8% Total 25,892 26,493 (601) -2.3%

Financial Information 49 ($ millions) LTM Years Ended Nine Months Ended Operating Revenue 9/30/2017 12/31/2016 12/31/2015 PacifiCorp 5,238$ 5,201$ 5,232$ MidAmerican Funding 2,793 2,631 2,515 NV Energy 2,970 2,895 3,351 Norther Powergrid 932 995 1,140 BHE Pipeline Group 974 978 1,016 BHE Transmission 699 502 592 BHE Renewables 808 743 728 HomeServices 3,151 2,801 2,526 BHE and Other 606 676 780 Total Operating Revenue 18,171$ 17,422$ 17,880$

Financial Information 50 ($ millions) LTM Years Ended Nine Months Ended Depreciation and Amortization 9/30/2017 12/31/2016 12/31/2015 PacifiCorp 792$ 783$ 780$ MidAmerican Funding 511 479 407 NV Energy 421 421 410 Norther Powergrid 207 200 202 BHE Pipeline Group 161 206 204 BHE Transmission 229 241 185 BHE Renewables 248 230 216 HomeServices 45 31 29 BHE and Other (2) - (5) Total Depreciation and Amortization 2,612$ 2,591$ 2,428$

Financial Information 51 ($ millions) LTM Years Ended Nine Months Ended Operating Income 9/30/2017 12/31/2016 12/31/2015 PacifiCorp 1,469$ 1,427$ 1,344$ MidAmerican Funding 573 566 451 NV Energy 796 770 812 Norther Powergrid 429 494 593 BHE Pipeline Group 463 455 464 BHE Transmission 293 92 260 BHE Renewables 279 256 255 HomeServices 224 212 184 BHE and Other (23) (21) (35) Total Operating Income 4,503$ 4,251$ 4,328$

Financial Information 52 ($ millions) LTM Years Ended Nine Months Ended Interest Expense 9/30/2017 12/31/2016 12/31/2015 PacifiCorp 380$ 381$ 383$ MidAmerican Funding 231 218 206 NV Energy 233 250 262 Norther Powergrid 129 136 145 BHE Pipeline Group 44 50 66 BHE Transmission 164 153 146 BHE Renewables 203 198 193 HomeServices 3 2 3 BHE and Other 445 466 500 Total interest expense 1,832$ 1,854$ 1,904$

(1) Excludes amounts for non-cash equity allowances for funds used during construction and other non-cash items Financial Information 53 ($ millions) LTM Years Ended Nine Months Ended Capital Expenditures (1) 9/30/2017 12/31/2016 12/31/2015 PacifiCorp 870$ 903$ 916$ MidAmerican Funding 1,673 1,637 1,448 NV Energy 476 529 571 Norther Powergrid 578 579 674 BHE Pipeline Group 250 226 240 BHE Transmission 335 466 966 BHE Renewables 528 719 1,034 HomeServices 25 20 16 BHE and Other 13 11 10 Total capital expenditures 4,748$ 5,090$ 5,875$

Financial Information 54 ($ millions) Total Assets 9/30/2017 12/31/2016 12/31/2015 PacifiCorp 23,578$ 23,563$ 23,550$ MidAmerican Funding 19,019 17,571 16,315 NV Energy 14,344 14,320 14,656 Northern Powergrid 7,280 6,433 7,317 BHE Pipeline Group 4,958 5,144 4,953 BHE Transmission 9,182 8,378 7,553 BHE Renewables 7,492 7,010 5,892 HomeServices 2,834 1,776 1,705 BHE and Other 2,367 1,245 1,677 Total assets 91,054$ 85,440$ 83,618$

• As of September 30, 2017, approximately 97% of total debt was fixed-rate debt • As of September 30, 2017, long-term adjusted debt had a weighted average life of approximately 13 years and a weighted average interest rate of approximately 4.9% Capitalization 55 ($ millions) (1) Debt includes short-term debt, Berkshire Hathaway Energy senior debt, and subsidiary debt (including current maturities), but excludes Berkshire Hathaway Energy subordinated debt BHE Debt to Capitalization Comparison 9/30/2017 12/31/2016 Short-term debt 2,493$ 1,869$ Current portion of long-term debt 3,070 1,006 BHE senior debt 6,771 7,418 Subsidiary debt 26,183 26,748 Total adjusted debt(1) 38,517 37,041 BHE junior subordinated debentures 100 944 Noncontrolling interests 131 136 BHE shareholders' equity 27,473 24,327 Total capitalization 66,221$ 62,448$ Adjusted debt/capitalization 58.2% 59.3%

Non-GAAP Financial Measures Berkshire Hathaway Energy 56 ($ millions) (1) FFO Interest Coverage equals the sum of FFO and Adjusted Interest divided by Adjusted Interest (2) Debt includes short-term debt, Berkshire Hathaway Energy senior debt, Berkshire Hathaway Energy subordinated debt and subsidiary debt (including current maturities) (3) Adjusted Debt to Total Capitalization equals Adjusted Debt divided by Capitalization LTM FFO 9/30/2017 2016 2015 Net cash flows from operating activities 6,350$ 6,056$ 6,980$ +/- Changes in other operating assets and liabilities (64) (144) (649) FFO 6,286$ 5,912$ 6,331$ Adjusted Interest Interest expense 1,832$ 1,854$ 1,904$ Interest expense on subordinated debt (28) (65) (104) Adjusted Interest 1,804$ 1,789$ 1,800$ FFO Interest Coverage(1) 4.5x 4.3x 4.5x Adjusted Debt Debt(2) 38,617$ 37,985$ 38,946$ Subordinated debt (100) (944) (2,944) Adjusted Debt 38,517$ 37,041$ 36,002$ FFO to Adjusted Debt 16.3% 16.0% 17.6% Capitalization Total BHE shareholders’ equity 27,473$ 24,327$ 22,401$ Adjusted debt 38,517 37,041 36,002 Subordinated debt 100 944 2,944 Noncontrolling interests 131 136 134 Capitalization 66,221$ 62,448$ 61,481$ Adjusted Debt to Total Capitalization(3) 58.2% 59.3% 58.6%

Non-GAAP Financial Measures PacifiCorp 57 (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization ($ millions) LTM FFO 9/30/2017 2016 2015 Net cash flows from operating activities 1,631$ 1,568$ 1,734$ +/- Changes in other operating assets and liabilities 54 203 (74) FFO 1,685$ 1,771$ 1,660$ Interest expense 380$ 380$ 379$ FFO Interest Coverage(1) 5.4x 5.7x 5.4x Debt (2) 7,027$ 7,349$ 7,166$ FFO to Debt(3) 24.0% 24.1% 23.2% Capitalization PacifiCorp shareholders’ equity 7,507$ 7,390$ 7,503$ Debt 7,027 7,349 7,166 Capitalization 14,534$ 14,739$ 14,669$ Debt to Total Capitalization(4) 48.3% 49.9% 48.9%

Non-GAAP Financial Measures MidAmerican Energy 58 (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization ($ millions) LTM FFO 9/30/2017 2016 2015 Net cash flows from operating activities 1,494$ 1,403$ 1,351$ +/- Changes in other operating assets and liabilities (64) (65) (216) FFO 1,430$ 1,338$ 1,135$ Interest expense 209$ 196$ 183$ FFO Interest Coverage(1) 7.8x 7.8x 7.2x Debt (2) 4,894$ 4,400$ 4,271$ FFO to Debt(3) 29.2% 30.4% 26.6% Capitalization MidAmerican Energy shareholders’ equity 5,784$ 5,160$ 4,705$ Debt 4,894 4,400 4,271 Capitalization 10,678$ 9,560$ 8,976$ Debt to Total Capitalization(4) 45.8% 46.0% 47.6%

Non-GAAP Financial Measures Nevada Power Company 59 (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization ($ millions) LTM FFO 9/30/2017 2016 2015 Net cash flows from operating activities 642$ 771$ 892$ +/- Changes in other operating assets and liabilities 3 (109) 77 FFO 645$ 662$ 969$ Interest expense 177$ 185$ 190$ FFO Interest Coverage(1) 4.6x 4.6x 6.1x Debt (2) 3,073$ 3,066$ 3,285$ FFO to Debt(3) 21.0% 21.6% 29.5% Capitalization Nevada Power shareholder's equity 2,823$ 2,972$ 3,163$ Debt 3,073 3,066 3,285 Capitalization 5,896$ 6,038$ 6,448$ Debt to Total Capitalization(4) 52.1% 50.8% 50.9%

Non-GAAP Financial Measures Sierra Pacific Power Company 60 (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization ($ millions) LTM FFO 9/30/2017 2016 2015 Net cash flows from operating activities 164$ 243$ 342$ +/- Changes in other operating assets and liabilities 39 (4) (33) FFO 203$ 239$ 309$ Interest expense 45$ 54$ 61$ FFO Interest Coverage(1) 5.5x 5.4x 6.1x Debt (2) 1,152$ 1,153$ 1,202$ FFO to Debt(3) 17.6% 20.7% 25.7% Capitalization Sierra Pacific Power shareholder's equity 1,188$ 1,108$ 1,076$ Debt 1,152 1,153 1,202 Capitalization 2,340$ 2,261$ 2,278$ Debt to Total Capitalization(4) 49.2% 51.0% 52.8%

Non-GAAP Financial Measures EBITDA 61 ($ millions) BHE Consolidated EBITDA LTM 9-30-2017 Net income attributable to BHE shareholders 2,678 Noncontrolling interests 33 Interest expense 1,832 Capitalized interest (45) Income tax expense 328 Depreciation and amortization 2,612 EBITDA 7,438